EXHIBIT 10.17


                      AMENDMENT TO STOCK PURCHASE AGREEMENT

         Amendment, dated as of January 15, 1996 (this "Amendment"), between Kellstrom Industries, Inc., a Delaware corporation (the Company), and Zivi R. Nedivi (the "Stockholder").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Stockholder are parties to a Stock Purchase Agreement, dated as of August 24, 1995 (the "Stock Purchase Agreement"), pursuant to which the Stockholder purchased 181,818 shares of common stock, par value $.001 per share (the "Shares"), of the Company;

     WHEREAS in connection with such purchase, the Stockholder agreed to restrict the disposition of the Shares;

     WHEREAS, the Stockholder has requested that the Company amend the Stock Purchase Agreement on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. PLEDGE OF THE SHARES. (a) Notwithstanding Section 2 of the Stock Purchase Agreement, the Stockholder shall be entiled to pledge the Shares to Helix Capital Corporation, L.L.C., a Delaware limited liability company ("Helix"), as collateral for the Secured Non-Recourse Promissory Note issued by the Stockholder to Helix as of the date hereof (the "Note"), a copy of which is annexed hereto as EXHIBIT A.

            (b) The Company agrees that any exercise by Helix of its rights under the Note shall not constitute a violation or breach by the Stockholder of
Section 2 of the Stock Purchase Agreement.

         2. EFFECT OF AMENDMENT. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or provision of the Stock Purchase Agreement, and all such terms and provisions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         3. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereunder.

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         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed being deemed an original and both of which taken together constituting one and the same agreement.

         5. SECTION HEADINGS. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents thereof.


         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.


                                                KELLSTROM INDUSTRIES INC.


                                                By: /s/ ANTHONY MOTISI
                                                   -------------------------
                                                Name:  Tony Motisi
                                                    ------------------------

                                                Title:  V.P. Operations
                                                     -----------------------


                                                 /s/ ZIVI R. NEDIVI
                                                ----------------------------
                                                 Zivi R. Nedivi







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